Exhibit 99.1

Joint Filer Information

Name and Address of Reporting Person:	Phlcorp Holding LLC
529 East South Temple
Salt Lake City, Utah 84102

Issuer Name and Ticker or Trading Symbol:	Mueller Industries, Inc.
(MLI)

Relationship of Joint Filer to Issuer:	10% Owner (1)

Date of Event Requiring Statement:	September 24, 2012

Designated Filer:	Leucadia National Corporation

Signature:

PHLCORP HOLDING LLC

By:	/s/ Joseph A. Orlando
	Name:	Joseph A. Orlando
	Title:	Vice President

Dated:  September 25, 2012

(1)  BEI-Longhorn, LLC is a wholly-owned subsidiary of BEI Arch Holdings, LLC, which is a wholly-owned subsidiary of Baldwin Enterprises, Inc., which is a wholly-owned subsidiary of Phlcorp Holding LLC, which is a wholly-owned subsidiary of Leucadia National Corporation.

Joint Filer Information

Name and Address of Reporting Person:	Baldwin Enterprises, Inc.
529 East South Temple
Salt Lake City, Utah 84102

Issuer Name and Ticker or Trading Symbol:	Mueller Industries, Inc.
(MLI)

Relationship of Joint Filer to Issuer:	10% Owner (1)

Date of Event Requiring Statement:	September 24, 2012

Designated Filer:	Leucadia National Corporation

Signature:

BALDWIN ENTERPRISES, INC.

By:	/s/ Joseph A. Orlando
	Name:	Joseph A. Orlando
	Title:	Vice President

Dated:  September 25, 2012

(1)  BEI-Longhorn, LLC is a wholly-owned subsidiary of BEI Arch Holdings, LLC, which is a wholly-owned subsidiary of Baldwin Enterprises, Inc., which is a wholly-owned subsidiary of Phlcorp Holding LLC, which is a wholly-owned subsidiary of Leucadia National Corporation.

Joint Filer Information

Name and Address of Reporting Person:	BEI Arch Holdings, LLC
529 East South Temple
Salt Lake City, Utah 84102

Issuer Name and Ticker or Trading Symbol:	Mueller Industries, Inc.
(MLI)

Relationship of Joint Filer to Issuer:	10% Owner (1)

Date of Event Requiring Statement:	September 24, 2012

Designated Filer:	Leucadia National Corporation

Signature:

BEI ARCH HOLDINGS, LLC
By:  Baldwin Enterprises, Inc.
Its Sole Member

By:	/s/ Joseph A. Orlando
	Name:	Joseph A. Orlando
	Title:	Vice President

Dated:  September 25, 2012

(1)  BEI-Longhorn, LLC is a wholly-owned subsidiary of BEI Arch Holdings, LLC, which is a wholly-owned subsidiary of Baldwin Enterprises, Inc., which is a wholly-owned subsidiary of Phlcorp Holding LLC, which is a wholly-owned subsidiary of Leucadia National Corporation.

Joint Filer Information

Name and Address of Reporting Person:	BEI-Longhorn, LLC
529 East South Temple
Salt Lake City, Utah 84102

Issuer Name and Ticker or Trading Symbol:	Mueller Industries, Inc.
(MLI)

Relationship of Joint Filer to Issuer:	10% Owner (1)

Date of Event Requiring Statement:	September 24, 2012

Designated Filer:	Leucadia National Corporation

Signature:

BEI-LONGHORN, LLC
By: BEI Arch Holdings, LLC
Its Sole Member

By:  Baldwin Enterprises, Inc.
Its Sole Member

By:	/s/ Joseph A. Orlando
	Name:	Joseph A. Orlando
	Title:	Vice President

Dated:  September 25, 2012

(1)  BEI-Longhorn, LLC is a wholly-owned subsidiary of BEI Arch Holdings, LLC, which is a wholly-owned subsidiary of Baldwin Enterprises, Inc., which is a wholly-owned subsidiary of Phlcorp Holding LLC, which is a wholly-owned subsidiary of Leucadia National Corporation.